      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 9, 1999 REGISTRATION NO. 333-62857

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                         ------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO


                                    FORM S-1


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------


                         FREEDOM SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                  6211                            04-3335712
(State or other           (Primary Standard               (I.R.S. Employer
jurisdiction of           Industrial Classification       Identification Number)
incorporation or)         Code Number)
organization
                          ----------------------------

                          ONE BEACON STREET
                          BOSTON, MASSACHUSETTS  02108
                          (617) 725-2000

          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                JOHN H. GOLDSMITH
                             CHIEF EXECUTIVE OFFICER
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (617) 725-2000

                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                               -------------------

                                 With a copy to:
                                 KEVIN J. MCKAY
                         FREEDOM SECURITIES CORPORATION
                                ONE BEACON STREET
                           BOSTON, MASSACHUSETTS 02108
                                 (617) 725-2000

     Approximate date of proposed sale to the public:  Completed.

                              --------------------

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [ X ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. [   ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement
for the same offering. [   ]

     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same
offering. [   ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434,
please check the following box. [   ]

     The Registrant hereby amends this Registration Statement on Form S-1 (Reg. No. 333-62857) ("Registration Statement") to deregister and remove from registration 725,466 shares of common stock of Freedom Securities Corporation remaining unsold at the conclusion of the Offering described in the Registration Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Freedom certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-1 and has duly caused this Post-Effective Amendment to this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on June 9, 1999.

                                      FREEDOM SECURITIES CORPORATION

                                      By:         /s/ JOHN H. GOLDSMITH
                                           ------------------------------
                                           Name:  John H. Goldsmith
                                           Title: Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                        TITLE                              DATE
--------------------------       ----------------------------       ------------


/s/ JOHN H. GOLDSMITH            Chairman, Director and Chief
--------------------------       Executive Officer                  June 9, 1999
    John H. Goldsmith

            *

--------------------------       Chief Financial Officer            June 9, 1999
    William C. Dennis, Jr.


            *
--------------------------       Director                           June 9, 1999
    David V. Harkins

            *

--------------------------       Director                           June 9, 1999
    C. Hunter Boll

            *

--------------------------       Director                           June 9, 1999
    Thomas M. Hagerty

            *

--------------------------       Director                           June 9, 1999
    Seth W. Lawry

            *

--------------------------       Director                           June 9, 1999
    Winston J. Churchill

            *

--------------------------       Director                           June 9, 1999
    John F. Luikart

            *

--------------------------       Director                           June 9, 1999
    Robert H. Yevich

            *

--------------------------
    David P. Prokupek            Director                           June 9, 1999

            *

--------------------------       Director                           June 9, 1999
    Hugh R. Harris







         *  By:   /s/ John H. Goldsmith

                  -----------------------------------

                  John H. Goldsmith, Attorney-in-Fact